SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported)         October 12, 2000




                             LINENS 'N THINGS, INC.
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               (Exact Name of Registrant as Specified in Charter)



         Delaware                         1-12381            22-3463939
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(State or Other Jurisdiction              (Commission       (I.R.S. Employer
  of Incorporation)                       File Number)       Identification No.)




6 Brighton Road, Clifton, New Jersey                                   07015
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(Address of Principal Executive Offices)                              (Zip Code)




Registrant's telephone number, including area code               (973) 778-1300
                                                                 ---------------


Inapplicable
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(Former Name or Former Address, if Changed Since Last Report)

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.    Other Events.

         Employment Agreements.


         Linens 'n Things, Inc. (the "Company") entered into Employment Agreements with Norman Axelrod effective as of October 12, 2000, Steven B. Silverstein effective as of October 12, 2000, Hugh J. Scullin effective as of October 12, 2000, Brian D. Silva effective as of October 12, 2000 and William T. Giles effective as of October 12, 2000 ("the Employment Agreements"). The Employment Agreements are attached as exhibits to this Form.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits.


         Exhibit 10.5 Employment Agreement, effective as of October 12, 2000 between Linens 'n Things, Inc. and Norman Axelrod.

         Exhibit 10.6 Employment Agreement, effective as of October 12, 2000 between Linens 'n Things, Inc. and Steven B. Silverstein.

         Exhibit 10.7 Employment Agreement, effective as of October 12, 2000 between Linens 'n Things, Inc. and Hugh J. Scullin.

         Exhibit 10.8 Employment Agreement, effective as of October 12, 2000 between Linens 'n Things, Inc. and Brian D. Silva.

         Exhibit 10.9 Employment Agreement, effective as of October 12, 2000 between Linens 'n Things, Inc. and William T. Giles.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            LINENS 'N THINGS, INC.


                                                 WILLIAM T. GILES
Dated:   March 29, 2001                     By:  _______________________________
                                                 William T. Giles
                                                 Senior Vice President and
                                                 Chief Financial Officer

                                  EXHIBIT INDEX

         Exhibit 10.5 Employment Agreement, effective as of October 12, 2000 between Linens 'n Things, Inc. and Norman Axelrod.

         Exhibit 10.6 Employment Agreement, effective as of October 12, 2000 between Linens 'n Things, Inc. and Steven B. Silverstein.

         Exhibit 10.7 Employment Agreement, effective as of October 12, 2000 between Linens 'n Things, Inc. and Hugh J. Scullin.

         Exhibit 10.8 Employment Agreement, effective as of October 12, 2000 between Linens 'n Things, Inc. and Brian D. Silva.

         Exhibit 10.9 Employment Agreement, effective as of October 12, 2000 between Linens 'n Things, Inc. and William T. Giles.